Investment in Equity Affiliate - Petrodelta, S.A. - Schedule of Assets and Liabilities (Detail) (Petrodelta's [Member], USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Petrodelta's [Member]
Schedule of assets and liabilities
Current assets	$ 1,254,716	$ 1,425,115	$ 979,868
Property and equipment	551,429	538,351	409,941
Other assets	85,888	70,468	146,499
Current liabilities	873,187	1,180,559	808,955
Other liabilities	70,916	93,101	53,073
Net equity	$ 947,930	$ 760,274	$ 674,280